                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 APRIL 15, 1999
                                -----------------
                Date of Report (Date of Earliest Event Reported)



                                 WESTERN BANCORP
                                ------------------
             (Exact Name of Registrant As Specified In Its Charter)



                                   CALIFORNIA
                                  -------------
                 (State or Other Jurisdiction of Incorporation)

                0-13551                              95-3863296
               ---------                            ------------
        (Commission File Number)         (IRS Employer Identification No.)


                          4100 NEWPORT PLACE, SUITE 900
                        NEWPORT BEACH, CALIFORNIA 92660
                      -----------------------------------
               (Address of Principal Executive Offices)(Zip Code)

                                (949) 863-2444
                               -----------------
              (Registrant's Telephone Number, including Area Code)


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Item 5.  Other Events.

         On April 15, 1999 Western Bancorp (the "Company") issued a Press Release announcing certain financial results for the first quarter of 1999, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by this reference.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

         The following exhibit is filed with this Current Report on Form 8-K:


EXHIBIT
NUMBER                              DESCRIPTION
99.1     Press Release of Western Bancorp dated April 15, 1999.



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SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 27, 1999


                                       WESTERN BANCORP


                                       By: /s/ Arnold C. Hahn
                                          -------------------------------
                                          Name:  Arnold C. Hahn
                                          Title: Executive Vice President
                                                 and Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit
Number                              Description
99.1         Press Release of Western Bancorp dated February 15, 1999.


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